Chautauqua International Growth Fund
Schedule of Investments, September 30, 2019 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Application Software
Atlassian Corp. PLC (Australia) (1)	19,787	$2,482,081	1.5%
Temenos Group AG (Switzerland) (1)(2)	46,148	7,727,486	5.0%
		10,209,567	6.5%
Asset Management & Custody Banks
CI Financial Corp. (Canada)	16,743	244,286	0.2%
Julius Baer Group Ltd. (Switzerland) (2)	82,019	3,632,697	2.3%
		3,876,983	2.5%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	301,109	1,496,444	1.0%
Biotechnology
Genmab A/S (Denmark) (1)(2)	42,758	8,687,727	5.6%
Data Processing & Outsourced Services
Wirecard AG (Germany) (2)	59,287	9,488,298	6.1%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	26,415,655	7,670,179	4.9%
DBS Group Holdings Ltd. (Singapore) (2)	428,327	7,748,913	5.0%
		15,419,092	9.9%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	117,903	3,602,350	2.3%
Education Services
TAL Education Group - ADR (China) (1)	220,376	7,545,674	4.8%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)	5,116	3,184,485	2.0%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	67,360	6,197,119	4.0%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	1,782,692	5,572,646	3.6%
Industrial Machinery
FANUC Corp. (Japan) (2)	16,806	3,176,728	2.0%
Information Technology
Constellation Software, Inc. (Canada)	4,144	4,138,683	2.7%
Internet & Direct Marketing Retail
Naspers Ltd. (South Africa) (2)	39,395	5,964,766	3.8%
Prosus NV (Netherlands) (1)	35,204	2,584,269	1.7%
		8,549,035	5.5%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	41,934	7,012,624	4.5%
Ctrip.com International Ltd. - ADR (China)	51,027	1,494,581	1.0%
		8,507,205	5.5%
IT Services
Tata Consultancy Services Ltd. (India)	180,029	5,332,881	3.4%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	33,603	1,566,572	1.0%
Schlumberger Limited (Curacao)	87,149	2,977,881	1.9%
		4,544,453	2.9%
Personal Products
Amorepacific Corp. (Republic of Korea) (2)	10,669	1,251,814	0.8%
Pharmaceuticals
Allergan PLC (Ireland)	13,783	2,319,541	1.5%
Novo Nordisk A/S - ADR (Denmark)	157,260	8,130,342	5.2%
		10,449,883	6.7%
Regional Banks
HDFC Bank Ltd. - ADR (India)	135,710	7,742,257	5.0%
Semiconductor Equipment
ASML Holding NV (Netherlands)	29,055	7,217,843	4.6%
Semiconductors
AMS AG (Austria) (1)(2)	102,465	4,572,148	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	73,828	3,431,525	2.2%
		8,003,673	5.1%
Tires & Rubber
Pirelli & C SpA (Italy) (1)(2)	792,372	4,692,365	3.0%
Total Common Stocks (Cost $134,524,346)		148,887,205	95.5%

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.89% (3)	6,622,928	6,622,928	4.2%
Total Short-Term Investment (Cost $6,622,928)		6,622,928	4.2%
Total Investments (Cost $141,147,274)		155,510,133	99.7%
Other Assets in Excess of Liabilities		402,883	0.3%
TOTAL NET ASSETS		$155,913,016	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security.
(3)	Seven-Day Yield.
ADR	American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Country Allocation
Country	Percentage
Australia	1.60%
Austria	2.94%
Canada	6.80%
China	14.87%
Curacao	1.91%
Denmark	10.81%
Germany	6.10%
India	8.41%
Indonesia	4.93%
Ireland	1.49%
Italy	3.02%
Japan	6.41%
Netherlands	7.31%
Republic of Korea	0.80%
Singapore	4.98%
South Africa	3.84%
Switzerland	7.31%
Taiwan	2.21%
Cash	4.26%

Chautauqua International Growth Fund
Schedule of Investments, September 30, 2019 (Unaudited)
Summary of Fair Value Exposure at September 30, 2019 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$70,418,159	$78,469,046	$–	$148,887,205
Total Equity	70,418,159	78,469,046	–	148,887,205
Short-Term Investment
Money Market Mutual Fund	6,622,928	–	–	6,622,928
Total Short-Term Investment	6,622,928	–	–	6,622,928
Total Investments*	$77,041,087	$78,469,046	$–	$155,510,133

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.